UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2004

HOLLIS-EDEN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-24672	13-3697002
(Commission File No.)	(IRS Employer Identification No.)

4435 Eastgate Mall, Suite 400

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 587-9333

ITEM 5. OTHER EVENTS.

On August 9, 2004, Hollis-Eden Pharmaceuticals, Inc., a Delaware corporation, issued a press release reporting its earnings for the second quarter ended June 30, 2004. See Exhibit 99.1 for the text of the press release.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS.

99.1	Press release issued on August 9, 2004 by Hollis-Eden Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLIS-EDEN PHARMACEUTICALS, INC.

Dated: August 9, 2004	By:	/s/ Eric J. Loumeau
Eric J. Loumeau
Vice President, General Counsel

INDEX TO EXHIBITS

99.1    Press Release issued on August 9, 2004 by Hollis-Eden Pharmaceuticals, Inc.